POWER OF ATTORNEY



	KNOW ALL BY THESE PRESENTS, that the

undersigned hereby constitutes and appoints each of Gerald J. Kitchen,

Peter C. McGuire and William J. Leatherberry, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)	execute
for
and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Century Aluminum Company (the "Company"), all filings in accordance with the Securities Exchange Act of 1934 and the rules thereunder;


(2)	do and perform any and all acts for and
on
behalf of the undersigned which may be necessary or desirable to complete and execute any such filings in accordance with the Securities
Exchange Act
of 1934 and the rules thereunder, complete and execute any amendment or amendments thereto, and timely file such filings with the United States
Securities and Exchange Commission and any stock exchange or similar authority; and


(3)	take any other action of any
type whatsoever in
connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned hereby
grants to each
such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the
Securities Exchange Act of 1934.

	This Power of
Attorney shall
remain in full force and effect until the undersigned is no longer required to execute such filings in accordance with the Securities

Exchange Act of 1934 and the rules thereunder, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned has
caused
this Power of Attorney to be executed as of this 23rd day of February,
2006.



	/s/ Jarl Berntzen